Exhibit 10.31

FIRST AMENDMENT

FIRST AMENDMENT, dated as of April 13, 2012 (this “Amendment”), to the Fourth Amended and Restated Credit Agreement, dated as of May 28, 2003, as amended and restated as of July 14, 2011 (the “Credit Agreement”), among Rent-A-Center, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents parties thereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower on the terms set forth in the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement in the manner described herein; and

WHEREAS, the parties hereto are willing to agree to such amendments on and subject to the terms and conditions herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein or the context otherwise requires.

SECTION 2. Amendment to Section 7.2. Clause (b) of Section 7.2 of the Credit Agreement is hereby amended by adding the following new subclause (iv) to the end thereof:

“and (iv) Indebtedness of any Foreign Subsidiary to the Borrower or any other Subsidiary resulting from Investments made pursuant to Section 7.8(k) or 7.8(l)”

SECTION 3. Amendments to Section 7.8. Clause (k) of Section 7.8 of the Credit Agreement is hereby replaced with the following new clauses:

“(k) Investments in Persons that already constitute Subsidiaries made at any time when (i) no Default or Event of Default shall have occurred and be continuing, or would occur after giving effect to such Investment and (ii) after giving effect to such Investment and any Indebtedness incurred in connection therewith, the pro forma Consolidated Leverage Ratio as of the last day of the most recent fiscal quarter for which the relevant financial information is available is less than 2.50 to 1.00; and

(l) other Investments not otherwise permitted by this Section, so long as the aggregate amount expended pursuant to this clause (l) after the First Amendment Effective Date (as defined in the First Amendment to this Agreement) shall not exceed $100,000,000.”

SECTION 4. Miscellaneous.

4.1 Conditions to Effectiveness. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Required Lenders.

4.2 Representation and Warranties. After giving effect to the amendments referred to herein, on the First Amendment Effective Date the Borrower hereby confirms that the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

4.3 Continuing Effect; No Other Waivers or Amendments. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.

4.4 Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of such means, shall be effective as delivery of a manually executed counterpart hereof.

4.5 Payment of Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

4.6 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

RENT-A-CENTER, INC.

By:	/s/ Robert D. Davis
Robert D. Davis
Executive Vice President – Finance, Chief Financial Officer and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Gregory T. Martin
Gregory T. Martin
Vice President

Amegy Bank National Association, as a Lender

By:	/s/ Monica Libbey
Monica Libbey
Vice President

Bank of American, N.A.

By:	/s/ David McCauley
David McCauley
Director

BOKF, NA d/b/a Bank of Texas

By:	/s/ David K. Felan
David K. Felan
Senior Vice President

Branch Banking & Trust Company

By:	/s/ Sarah Bryson
Sarah Bryson
Vice President

CITIBANK, N.A.

By:	/s/ David C. Hauglid
David C. Hauglid
Senior Vice President

COMERICA BANK

By:	/s/ Chris Reed
Chris Reed
Assistant Vice President

Compass Bank, as a Lender

By:	/s/ Ramon Garcia
Ramon Garcia
Vice President

Fifth Third Bank

By:	/s/ P. Ann Daniel
P. Ann Daniel
Officer

HSBC Bank USA, NA

By:	/s/ Sarah S. Knudsen
Sarah S. Knudsen Vice President

[Signature page to Rent-A-Center First Amendment]

INTRUST Bank, N.A.

By:	/s/ Roger G. Eastwood
Roger G. Eastwood
Division Director

Royal Bank of Canada

By:	/s/ Michael G. Wang
Michael G. Wang
Authorized Signatory

Union Bank, N.A.

By:	/s/ Michael Ball
Michael Ball
Vice President

Wells Fargo

By:	/s/ Ronald W. Harrison
Ronald W. Harrison
Vice President

[Signature page to Rent-A-Center First Amendment]